BFGoodrich
Specialty Chemicals

BFGoodrich Specialty Chemicals
9911 Brecksville Road                                     Thomas M. Holleran
Cleveland, Ohio 44141-3247                                Vice President
800-331-1144                                              and General Manager
216-447-7579                                              Industrial Specialties
Division
FAX 216-447-5760

March 29, 1995




Mr. David Taft
Landec Corporation
3603 Haven Avenue
Menlo Park, CA 94025-1010

Dear David:

The purpose of this letter is to confirm recent discussions that BFGoodrich is exercising its option to become a non-exclusive licensee according to the terms of our agreement, dated July 29, 1995.

Our decision to become a non-exclusive licensee is not a decision to abandon the project, and we look forward to Landec's continued cooperation as we seek opportunities for BFGoodrich to enjoy a return from this investment.

I will address the questions raised in your March 19, 1996 letter regarding mutual expectations in a non-exclusive relationship under separate cover.

Sincerely,



Thomas M. Holleran
Vice President & General Manager


TMH/mas